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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                          ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                                   13-5160382
(State of incorporation                                                    (I.R.S. employer
if not a U.S. national bank)                                               identification no.)

One Wall Street, New York, N.Y.                                            10286
(Address of principal executive offices)                                   (Zip code)

                           ---------------------------

                               JARDEN CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                                   35-1828377
(State or other jurisdiction of                                            (I.R.S. employer
incorporation or organization)                                             identification no.)

                           Alltrista Newco Corporation
               (Exact name of obligor as specified in its charter)

Indiana                                                                    35-2000581
(State or other jurisdiction of                                            (I.R.S. employer
incorporation or organization)                                             identification no.)

                         Alltrista Plastics Corporation
               (Exact name of obligor as specified in its charter)

Indiana                                                                    35-2000584
(State or other jurisdiction of                                            (I.R.S. employer
incorporation or organization)                                             identification no.)



                          Alltrista Zinc Products, L.P.
               (Exact name of obligor as specified in its charter)

Indiana                                                                    35-2000583
(State or other jurisdiction of                                            (I.R.S. employer
incorporation or organization)                                             identification no.)



                                 Hearthmark, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                                   35-2000585
(State or other jurisdiction of                                            (I.R.S. employer
incorporation or organization)                                             identification no.)



                                   Quoin, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                                   88-0374612
(State or other jurisdiction of                                            (I.R.S. employer
incorporation or organization)                                             identification no.)



                                   Tilia, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                                   36-4491807
(State or other jurisdiction of                                            (I.R.S. employer
incorporation or organization)                                             identification no.)

                               Tilia Direct, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                                   37-1424484
(State or other jurisdiction of                                            (I.R.S. employer
incorporation or organization)                                             identification no.)





                            Tilia International, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                                   38-3645648
(State or other jurisdiction of                                            (I.R.S. employer
incorporation or organization)                                             identification no.)



                               TriEnda Corporation
               (Exact name of obligor as specified in its charter)

Indiana                                                                    35-2071043
(State or other jurisdiction of                                            (I.R.S. employer
incorporation or organization)                                             identification no.)



                               O.W.D. Incorporated
               (Exact name of obligor as specified in its charter)

New York                                                                   16-0875905
(State or other jurisdiction of                                            (I.R.S. employer
incorporation or organization)                                             identification no.)





                       Tupper Lake Plastics, Incorporated
               (Exact name of obligor as specified in its charter)

New York                                                                   14-1723483
(State or other jurisdiction of                                            (I.R.S. employer
incorporation or organization)                                             identification no.)

                                X Properties, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                                   82-0582251
(State or other jurisdiction of                                            (I.R.S. employer
incorporation or organization)                                             identification no.)



                      Lehigh Consumer Products Corporation
               (Exact name of obligor as specified in its charter)

Pennsylvania                                                               23-2936885
(State or other jurisdiction of                                            (I.R.S. employer
incorporation or organization)                                             identification no.)





555 Theodore Fremd Avenue
Rye, New York                                                              10580
(Address of principal executive offices)                                   (Zip code)


                           ---------------------------

                    9 3/4% Senior Subordinated Notes due 2012
                       (Title of the indenture securities)

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1.       GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

-------------------------------------------------------------------------------------------------------------

                       Name                                                        Address
---------------------------------------------------------------- --------------------------------------------
        Superintendent of Banks of the State of New York         2 Rector Street, New York, N.Y.  10006,
                                                                 and Albany, N.Y. 12203

        Federal Reserve Bank of New York                         33 Liberty Plaza, New York, N.Y.  10045

        Federal Deposit Insurance Corporation                    Washington, D.C.  20429

        New York Clearing House Association                      New York, New York   10005

         (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No.
                  33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 26th day of September, 2003.


                                      THE BANK OF NEW YORK


                                      By:  /S/     STACEY POINDEXTER
                                           ----------------------------
                                            Name:  STACEY POINDEXTER
                                            Title: ASSISTANT TREASURER

                                                                     EXHIBIT 7
                                                                     ---------

--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                     Dollar Amounts
                                                                       In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..                  $4,257,371
   Interest-bearing balances...........................                   6,048,782
Securities:
   Held-to-maturity securities.........................                     373,479
   Available-for-sale securities.......................                  18,918,169
Federal funds sold in domestic offices.................                   6,689,000
Securities purchased under agreements to resell........                   5,293,789
Loans and lease financing receivables:
   Loans and leases held for sale......................                     616,186
   Loans and leases, net of unearned income............                  38,342,282
   LESS: Allowance for loan and lease losses...........                     819,982
   Loans and leases, net of unearned income and
     allowance.........................................                  37,522,300
Trading Assets.........................................                   5,741,193
Premises and fixed assets (including capitalized
     leases)...........................................                     958,273
Other real estate owned................................                         441
Investments in unconsolidated subsidiaries and
     associated companies..............................                     257,626
Customers' liability to this bank on acceptances
     outstanding.......................................                     159,995
Intangible assets......................................
   Goodwill............................................                   2,554,921
   Other intangible assets.............................                     805,938
Other assets...........................................                   6,285,971
                                                                        -----------


Total assets...........................................                 $96,483,434
                                                                       ============

LIABILITIES
Deposits:
   In domestic offices.................................                 $37,264,787
   Noninterest-bearing.................................                  15,357,289
   Interest-bearing....................................                  21,907,498
   In foreign offices, Edge and Agreement subsidiaries,
      and IBFs.........................................                  28,018,241
   Noninterest-bearing.................................                   1,026,601
   Interest-bearing....................................                  26,991,640
Federal funds purchased in domestic offices............                     739,736
Securities sold under agreements to repurchase.........                     465,594
Trading liabilities....................................                   2,456,565
Other borrowed money:
   (includes mortgage indebtedness under capitalized
   leases).............................................                   8,994,708
Bank's liability on acceptances executed and
   outstanding.........................................                     163,277
Subordinated notes and debentures......................                   2,400,000
Other liabilities......................................                   7,446,726
                                                                       ------------
Total liabilities......................................                 $87,949,634
                                                                       ============
Minority interest in consolidated subsidiaries.........                     519,472

EQUITY CAPITAL
Perpetual preferred stock and related surplus..........                           0
Common stock...........................................                   1,135,284
Surplus................................................                   2,056,273
Retained earnings......................................                   4,694,161
Accumulated other comprehensive income.................                     128,610
Other equity capital components........................                           0
--------------------------------------------------------------- --------------------
Total equity capital...................................                   8,014,328
                                                                       ------------
Total liabilities minority interest and equity capital.                 $96,483,434
                                                                       ============

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                             Thomas J. Mastro,
                                         Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                    ___
Thomas A. Renyi        |
Gerald L. Hassell      |
Alan R. Griffith       |                    Directors
                    ___


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